INCOME TAX - Net Deferred Tax Asset (Details)	Dec. 31, 2020 USD ($)
Deferred tax assets
Net operating loss carryforward	$ 13,427
Organizational costs/Startup expenses	41,833
Total deferred tax assets	55,260
Valuation allowance	(55,260)
Deferred tax assets, net of allowance	$ 0